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                                                                   EXHIBIT 99.3

           FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 2000
                    (In thousands, except per share data)

                                                                                  Pro Forma Adjustments
                                                                 ---------------------------------------------------------


                                                                                          Sale of  Sale of     Sale of
                                                                  Spinoff of   Sale of    Temple  Huntington   Properties
                                                                   Imperial   Crossroads   Mall     Garage     to Radiant
                                                    Historical       (1)         (2)        (3)       (4)         (5)      Pro Forma
                                                   -----------    ----------  ----------  ------  ----------  -----------  ---------
Revenues
    Rents                                            $ 49,603                  $(3,170)            $(2,297)   $(31,059)    $13,077
    Sales                                               5,556                                                                5,556
    Interest - Mortgage loans                             229                              $(42)                  (150)         37
             - Short-term investments                  11,091      $ (490)          (4)                           (251)     10,346
    Dividends                                             788                                                                  788
    Equity in loss from joint venture                    (182)                              182                                  -
    Other income
                                                          180                       (6)                                        174
                                                     ---------     -------      --------   -----   --------   ---------    --------
                                                       67,265        (490)      (3,180)     140     (2,297)    (31,460)     29,978
                                                     ---------     -------      --------   -----   --------   ---------    --------

Expenses
    Property operating                                 14,448                     (655)                (36)     (9,291)      4,466
    Cost of goods sold                                  8,156                                                                8,156
    Real estate taxes                                   5,348                     (707)               (333)     (3,456)        852
    Depreciation and amortization                      12,580                     (730)               (268)     (9,394)      2,188
    Interest - Mortgage loans                          17,137                   (2,571)               (644)    (11,323)      2,599
             - Notes payable                            7,754                                          (47)       (176)      7,531
             - Senior notes                             1,113                                                                1,113
    General and administrative                         11,361                                                               11,361
    Unrealized loss on carrying value of assets
    identified for disposition and impaired assets     19,150                                                  (19,150)          -
                                                     ---------     -------      --------   -----   --------   ---------    --------
                                                       97,047           -       (4,663)       -     (1,328)    (52,790)     38,266
                                                     ---------     -------      --------   -----   --------   ---------    --------
Loss before capital gains, extraordinary loss
and preferred dividend                               $(29,782)     $ (490)     $ 1,483     $140    $  (969)   $ 21,330     $(8,288)
                                                     =========     =======      ========   =====   ========   =========    ========


Per share data

Basic weighted average shares                          41,758                                                               41,758
                                                     =========                                                             ========
Diluted weighed average shares                         47,499                                                               47,499
                                                     =========                                                             ========

Loss before capital gains, extraordinary loss and
preferred dividend, basic and diluted                $  (0.71)                                                             $ (0.20)
                                                     =========                                                             ========


(1) Spinoff of Imperial was in March 2000.

(2) Crossroads was sold in April 2000.

(3) Temple Mall was sold in August 2000.

(4) Huntington Garage was sold in December 2000.

(5) The sale of properties to Radiant was in March 2001.